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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2001

MEDICALOGIC/MEDSCAPE, INC.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	000-28285 (Commission File Number)	93-0890696 (I.R.S. Employer Identification No.)

20500 NW Evergreen Parkway
Hillsboro, Oregon 97124
(Address of principal executive offices)

(503) 531-7000
(Registrant's telephone number,
including area code)

Item 9. Regulation FD Disclosure

    On January 30, 2001 MedicaLogic/Medscape, Inc. ("Medscape" or the "Company") released certain information with respect to the Company's performance results for the year ended December 31, 2000 and certain forward-looking information with respect to its revenue expectations for the year ended December 31, 2001. The Company's press release dated January 30, 2001, included as Exhibit 99.1 hereto, and certain of the Company's unaudited pro forma financial information for the year ended December 31, 2000 and certain forward-looking information with respect to its revenue expectations for the year ended December 31, 2001, included as Exhibit 99.2 hereto, are being furnished under Item 9 of this Current Report on Form 8-K pursuant to Regulation FD. The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be filed.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

  99.1
  Press release dated January 30, 2001.

  99.2
  Certain unaudited pro forma financial information for MedicaLogic/Medscape, Inc. for the year ended December 31, 2000 and certain forward-looking information with respect to the Company's revenue expectations for the year ended December 31, 2001.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICALOGIC/MEDSCAPE, INC.
Date: January 30, 2001	By:	/s/ DONALD A. BLOODWORTH Donald A. Bloodworth Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated January 30, 2001
99.2
Certain unaudited pro forma financial information for MedicaLogic/Medscape, Inc. for the year ended December 31, 2000 and certain forward-looking information with respect to the Company's revenue expectations for the year ended December 31, 2001.

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EXHIBIT INDEX